UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 24, 2018

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BioCardia, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-21419	23-2753988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Shoreway Road, Suite B

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

(650) 226-0120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01.	Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On December 24, 2018, BioCardia, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with entities affiliated with the Stertzer Family Trust and with Frost Gamma Investments Trust, our largest beneficial owners (the “Investors”), relating to an offering and sale (the “Offering”) of an aggregate of 5,333,332 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.75 per share, and warrants (the “Investor Warrants”), to purchase up to one-half of the number of shares of Common Stock sold to an Investor, up to an aggregate for all Investors of 2,666,666 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.75 per share, for aggregate gross proceeds of $4 million. The Investor Warrants will expire on December 24, 2023. The Investor Warrants contain customary adjustments and are exercisable immediately for cash and after six months will also be exercisable on a cashless basis if there is no effective registration statement registering the resale of the Warrant Shares. The Investors do not have registration rights in connection with any securities purchased in the Offering. The closing of the Offering took place on December 24, 2018.

The foregoing descriptions of the Securities Purchase Agreement and the Warrants are qualified by reference to the full text of the Securities Purchase Agreement and the Form of Warrant, which are filed as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The securities issued by the Company pursuant to the Securities Purchase Agreement and to be issued upon exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, promulgated thereunder and on similar exemptions under applicable state laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant.

10.1	Securities Purchase Agreement, dated December 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2018

BIOCARDIA, INC.

By: /s/ Peter Altman

Peter Altman

Chief Executive Officer

(Principal Executive Officer)